CELLNET DATA SYSTEMS REPORTS ON STATUS OF EFFORTS TO RAISE
ADDITIONAL CAPITAL

SAN CARLOS, Calif., October 27, 1999 -- CellNet Data Systems, Inc. (NASDAQ:
CNDS) a market-leading provider of telemetry services, announced that it has been unsuccessful so far in its efforts to raise additional capital necessary to fund the continued growth and operation of its business.

CellNet indicated that the efforts are ongoing and it expects to be successful ultimately in attracting the long-term investment needed to maintain its rapid growth rate.

"The difficulties we are encountering reflect, to some extent, current attitudes in the financial markets toward companies with significant capital requirements in their business models," said John T. LaMacchia, CellNet president & chief executive officer. "I am pleased that many of the prospective investors we have contacted find the fundamentals of our business attractive and believe, as we do, that we are well-positioned to take advantage of the changing utility market environment." However, he added, "We are also hearing from our investment bankers that potential investors are reluctant to invest in CellNet given the amount of debt and 7% Exchangeable Preferred Securities (NASDAQ: CNDSP) on its balance sheet and the restrictive terms of those instruments. It is becoming evident that restructuring our balance sheet is likely to be necessary to attract long-term capital."

CellNet is reviewing the options available to it to implement a balance sheet restructuring. "In fairness to the holders of our common shares and 7% Exchangeable Preferred Securities, I must point out that, in such a restructuring, their equity stake in the Company may be adversely affected," Mr. LaMacchia said.

CellNet has retained The Blackstone Group and Simpson Thacher & Bartlett as financial and legal advisors for restructuring matters. Certain holders of CellNet's 14% Senior Discount Notes due 2007, representing a substantial majority of total holdings, have organized an informal committee to negotiate with CellNet with respect to its restructuring. These noteholders have expressed a willingness to consider funding CellNet's immediate short-term cash needs while it completes the process of soliciting potential investors and restructuring its balance sheet, although no formal commitments have been provided.

THE COMPANY

CellNet Data Systems, Inc. is an industry pioneer and leading provider of low-cost "telemetry services" - defined as the ability to transmit and receive data for the remote monitoring and control of devices. CellNet networks are the largest and fastest-growing of their kind in the world, providing connectivity for millions of devices in the energy industry and other Commercial Data Service markets. For more Company information visit http://www.cellnet.com.

CERTAIN STATEMENTS CONTAINED IN THIS NEWS RELEASE ARE FORWARD-LOOKING STATEMENTS, INCLUDING, WITHOUT LIMITATION, STATEMENTS RELATING TO: CONTINUED GROWTH, ATTITUDES IN THE FINANCIAL MARKETPLACE, ATTITUDES OF PROSPECTIVE INVESTORS, AND THE ABILITY OF CELLNET TO TAKE

ADVANTAGE OF THE CHANGING UTILITY MARKET ENVIRONMENT; EXPECTATIONS WITH RESPECT TO CELLNET'S ABILITY TO OBTAIN SUFFICIENT LONG-TERM CAPITAL TO MEET ITS REQUIREMENTS, EITHER WITH OR WITHOUT A RESTRUCTURING OF ITS BALANCE SHEET; THE POSSIBLE EFFECT OF A RESTRUCTURING ON THE VALUE OF ANY COMMON STOCK OF CELLNET AND/OR 7% EXCHANGEABLE PREFERRED SECURITIES OF CELLNET FUNDING, L.L.C.; AND THE WILLINGNESS OF THE HOLDERS OF CELLNET'S 14% SENIOR DISCOUNT NOTES TO PARTICIPATE IN THE DEVELOPMENT OF A RESTRUCTURING PLAN AND/OR TO CONSIDER FUNDING CELLNET'S IMMEDIATE SHORT-TERM CASH NEEDS. THESE STATEMENTS THEREFORE ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ACTUAL RESULTS MAY DIFFER FROM THESE STATEMENTS AND SUCH DIFFERENCES MAY BE MATERIAL. IN SHORT, NO ASSURANCE CAN BE GIVEN THAT CELLNET WILL BE ABLE TO RAISE THE ADDITIONAL SHORT-TERM AND/OR LONG-TERM CAPITAL NECESSARY TO MEET ITS REQUIREMENTS. INVESTORS ARE ENCOURAGED TO REVIEW CELLNET'S MOST RECENT FORM 10-K AND FORM 10-Q FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR A DISCUSSION OF THESE AND ADDITIONAL FACTORS THAT COULD AFFECT CELLNET'S FUTURE PERFORMANCE.

                                      # # #

For more information, contact: Alex Tsigdinos (650) 508-6976